SEI INSTITUTIONAL MANAGED TRUST

Dynamic Asset Allocation Fund
(the "Fund")

Supplement Dated March 24, 2023
to the Class F Shares and Class Y Shares Prospectus, each dated January 31, 2023
(the "Prospectuses") and Statement of Additional Information (the "SAI"), dated January 31, 2023

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with such Prospectuses and SAI.

The Prospectuses and SAI are hereby supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund's Subsidiary

Effective immediately, SSGA Funds Management Inc. no longer serves as a sub-adviser to the Dynamic Commodity Strategy Subsidiary Ltd., a subsidiary of the Fund, but continues to manage a portion of the assets of the Fund.

There are no other changes to the Prospectuses or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1439 (03/23)